U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

STERLING MINING COMPANY

(Exact name of registrant as specified in its charter)

000-51669
(Commission File No.)

Idaho		82-0300575
(State or other jurisdiction of incorporation or organization)		(IRS Employer Identification No.)

2201 Government Way, Suite E, Coeur d’Alene, ID 83814

(Address of principal executive offices)

(208) 666-4070

(Registrant’s telephone number)

Not Applicable

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 18, 2007, Sterling Mining Company (“Sterling”) closed a US$8,498,500 private placement offering to institutional and accredited investors consisting of 3,695,000 units (“Units”) at a price of US$2.30 per Unit. Each Unit is comprised of one common share of Sterling and one common share purchase warrant. Each warrant is exercisable for one common share at an exercise price of US$4.25 for 24 months following the closing date of the offering. Five of the investors are located in Canada and one in the United States.

The shares of common stock, warrants, and common stock underlying have not been registered under the Securities Act of 1933, or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. The shares of common stock sold to the purchasers and the shares underlying the warrants will be registered for resale on a registration statement to be filed by Sterling in the United States.

Proceeds from the private placement will be used to fund the ongoing rehabilitation and upgrade of the Sunshine Mine as part of Sterling’s mine plan to resume silver production there in early 2008 the purchase of a tailings pond, and for general working capital purposes.

The Offering was completed on a best-efforts basis with Blackmont Capital Inc. and TD Securities Inc. of Toronto, Canada engaged as co-agents. In connection with the private placement, Sterling paid a cash commission of 7% of the gross proceeds of the private placement, and issued non-transferable compensation options to purchase 258,650 of Units (equal to 7% of the Units sold under the private placement), exercisable at US$2.30 per unit for a period of 18 months after the closing date of the offering.

The private placement was made without registration in reliance on Regulation S adopted under the Securities Act of 1933 and Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D adopted thereunder based on the investors’ representations regarding residency and/or accredited investor status.

Item 9.01 Financial Statements and Exhibits

Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

SEC Ref. No	Description of Document
10.1	Agency Agreement dated January 18, 2007 (Excluding Exhibit A, which is filed as separate exhibits to this report)

10.2	Form of Registration Rights Agreement dated January 18, 2007

10.3	Form of Warrant dated January 18, 2007

10.4	Form of Subscription Agreement

99.1	Press Release dated January 18, 2007, entitled “Sterling Mining Completes US $8,498,500 Offering.”

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING MINING COMPANY

Dated: January 19, 2007	By:	/s/ James N. Meek
James N. Meek,
Vice-President and Chief Financial Officer

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